Supplement dated November 3, 2000

                      To the Prospectus dated March 1, 2000

The sixth paragraph on page 89 is replaced by the following:

A Portfolio Management Team lead by Thomas Hansberger, CFA, CIC manages the International Equity Fund for Hansberger Global Investors. Mr. Hansberger serves as the Chief Executive Officer of Hansberger Global Investors and has over thirty-five years of investment management experience. Before forming Hansberger Global Investors, Mr. Hansberger served as Chairman, President and Chief Executive Officer of Templeton Worldwide, Inc. the parent company of the Templeton group of companies. The Portfolio Management Team has over 20 years of industry experience.